UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 1, 2007

                        Frontier Airlines Holdings, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-51890               20-4191157
          (State of                (Commission           (I.R.S. Employer
        Incorporation)            File Number)           Identification No.)

          7001 Tower Road, Denver, Colorado                     80249
       (Address of principal executive offices)               (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 1, 2007, Mr. Jeff S. Potter announced his resignation from his positions as President and Chief Executive Officer of Frontier Airlines Holdings, Inc. (the "Company") and Frontier Airlines, Inc. Mr. Potter's resignation will be effective immediately following the Company's Annual Meeting of Stockholders scheduled for September 6, 2007. Mr. Potter will remain a director of the Company and Lynx Aviation, Inc., a subsidiary of the Company.

Item 7.01 Regulation FD Disclosure.

A press release relating to Mr. Potter's resignation is furnished and attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

(d)      Exhibits

            99.1 Press release dated August 2, 2007 entitled "Frontier Airlines President and CEO Jeff Potter to Step Down On September 6, 2007."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FRONTIER AIRLINES HOLDINGS, INC.

Date: August 2, 2007                            By: /s/  Paul H. Tate
                                                    ------------------------
                                                     Chief Financial Officer